Stifel 2017 Healthcare Conference Nasdaq: SELB November 14, 2017

Safe Harbor / Disclaimer 2 Any statements in this presentation about the future expectations, plans and prospects of Selecta Biosciences, Inc. (“the company”), including without limitation, the progress of the Phase 1/2 clinical program of SEL-212, the potential of SEL-212 to treat severe gout patients and resolve their debilitating symptoms, the ability of SVP-Rapamycin to induce immune tolerance against pegsiticase or otherwise reduce immunogenicity, the ability of SEL-212 to improve acute symptoms during a short induction cycle, the ability of SEL-212 to be re-administered if severe gout symptoms recur, the company’s plans to add additional cohorts to the Phase 2 trial for SEL-212, whether higher level doses of SVP-Rapamycin or SEL-212 will show increased clinical activity and durability in line with the Phase 1b, whether the company will determine an appropriate dose of SEL-212 for the Phase 3, whether the patient population for a Phase 3 for SEL-212 has a rapid enrollment potential, when the company will advance to a Phase 3 for SEL-212 (if at all), whether SEL-212 has the potential to address the unmet needs of gout patients, whether SEL-212 holds billion dollar potential, the ability of the company’s SVP platform, including SVP-Rapamycin, to mitigate immune response and create better therapeutic outcomes or to improve the efficacy or safety of existing biologics, the potential treatment applications for products utilizing the SVP platform in areas such as enzyme therapy, gene therapy, oncology therapy, vaccines and treatments for allergies and autoimmune diseases, the potential of future collaborations, partnerships or licenses based on the ability of SVP-Rapamycin, the potential of the SVP-Rapamycin platform generally, the company's expectations about receiving additional payments from Spark Therapeutics, Inc. under the license agreement and/or the stock purchase agreement, the sufficiency of the company’s cash, cash equivalents, investments, and restricted cash and other statements containing the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “hypothesize,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “would,” and similar expressions, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including, but not limited to, the following: the uncertainties inherent in the initiation, completion and cost of clinical trials including their uncertain outcomes, the availability and timing of data from ongoing and future clinical trials and the results of such trials, whether preliminary results from a particular clinical trial will be predictive of the final results of that trial or whether results of early clinical trials will be indicative of the results of later clinical trials, the unproven approach of the company’s SVP technology, potential delays in enrollment of patients, undesirable side effects of the company’s product candidates, its reliance on third parties to manufacture its product candidates and to conduct its clinical trials, the company’s inability to maintain its existing or future collaborations or licenses, its inability to protect its proprietary technology and intellectual property, potential delays in regulatory approvals, the availability of funding sufficient for its foreseeable and unforeseeable operating expenses and capital expenditure requirements, substantial fluctuation in the price of its common stock, a significant portion of the company’s total outstanding shares have recently become eligible to be sold into the market, and other important factors discussed in the “Risk Factors” section of the company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission, or SEC, on November 7, 2017, and in other filings that the company makes with the SEC. In addition, any forward-looking statements included in this presentation represent the company’s views only as of the date of its publication and should not be relied upon as representing its views as of any subsequent date. The company specifically disclaims any obligation to update any forward-looking statements included in this presentation.

Corporate Overview 3 • Clinical-stage company applying proprietary Synthetic Vaccine Particle (SVP™) platform to avoid unwanted immunogenicity and unlock the full potential of biologic therapies. • Focused on SEL-212 (pegsiticase administered with SVP-Rapamycin); designed to be the first non-immunogenic uricase treatment for chronic severe gout - Phase 2 dose/regimen-finding study: SEL-212 is clinically active and generally well tolerated at 0.08 and 0.1 mg/kg doses of SVP-Rapamycin - Cohorts receiving 0.125 and 0.15 mg/kg doses of SVP-Rapamycin ongoing; expect increased clinical activity and durability in line with Phase 1b; plan to report initial data in Q1 2018 - Additional patient cohorts to test combination therapy for the entire treatment period planned for Q1 2018 - Plan to enter Phase 3 in 2018, consistent with previous guidance • Advancing other proprietary product candidates utilizing SVP technology platform • Potential for additional partnerships and licenses in a range of therapeutic areas

Preventing Unwanted Immunogenicity via Selecta’s SVP-Rapamycin Technology Platform 4 Spleen Preventing ADAs Inducing a tolerogenic response to a biologic drug (antigen) Implementing the message Sending precise instructions Targeting immune cells • By dosing “free biologic” separate from SVP- Rapamycin, it distributes broadly to desired sites of action • Some of the biologic co- localizes with dendritic cells that have taken up SVP- Rapamycin • The dendritic cells then induce regulatory T cells that circulate throughout the body and suppress immune responses against the biologic (i.e. ADAs)  Naïve T cell B cell Helper T cell Dendritic cell Regulatory T cell Potential to enable new therapies and improve efficacy/safety of existing biologics SVP-Rapamycin Biologic drug Kishimoto et al., Improving the efficacy and safety of biologic drugs with tolerogenic nanoparticles, Nature Nanotechnology, Aug. 2016

SEL-212 for Chronic Severe Gout

SEL-212: Advancing a Potential New Treatment Option for Chronic Severe Gout Patients Toward Phase 3

Ownership

- In-licensed pegsiticase in 2014; combined with SVP-Rapamycin to form SEL-212

Rare and Serious Disease

- ~160,000 adults with chronic severe gout treated by U.S. rheumatologists
- Debilitating flares and joint-damaging arthritis caused by uric acid deposits; risk of renal and cardiovascular disease

Immunogenicity Barrier

- Uricases are highly effective in breaking down uric acid deposits, but are foreign to the human immune system, causing immunogenicity that can negate efficacy and present safety risks

Clear Clinical Path

- Serum uric acid level reduction – a robust FDA/EMA primary endpoint for approval – can be seen rapidly upon dosing, easy to measure, maintenance strongly correlated with low/negative ADA titers
- Adult patient population with rapid enrollment potential

SELECTA Biosciences
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High Unmet Need in Chronic Severe Gout • Rapid onset of action - Persistent reduction in SUA - Elimination of tophi • Monthly dosing • Reduced incidence of gout flares • Ability to complete full therapy cycles • Lower incidence of infusion reactions 7 We believe SEL-212 has the potential to address these unmet needs and holds billion-dollar potential

Phase 1b Single Dose Patient Cohorts



= Pegsiticase; = SVP-Rapamycin
% Patients sUA < 6mg/dL
Single Dose
0.4 mg/kg
0.03 mg/kg
0.4 mg/kg
0.1 mg/kg
0.4 mg/kg
0.15 mg/kg
0.4 mg/kg
0.3 mg/kg
0.4 mg/kg
Serum Uric Acid (mg/dL)
N = 5
N = 5
N = 10
N = 5
N = 5
20%
0%
70%
100%
100%
0
7
14
21
30
Days

SELECTA Biosciences

IMVACS 2016 Presentation. Clinicaltrials.gov NCT02648269

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Phase 2 Trial Overview 9 Enrollment Criteria Primary/Secondary Endpoints Design Dosing Stopping Rules As of October 23 • Patients with symptomatic gout and SUA levels >6 mg/dL • Safety, tolerability and pharmacokinetics of multiple doses of SEL-212 and pegsiticase alone • Reduction of SUA levels • Reduction of ADA levels • Multiple ascending dose cohorts • Control cohorts: pegsiticase alone every 28 days for up to five doses • Other cohorts: currently testing three combination doses of SEL-212 every 28 days followed by 2 doses of pegsiticase alone • Preparations underway to enable additional combination doses • Dosing stopped upon loss of SUA control at Day 21 after a dose • 79 patients dosed at 15 active U.S. clinical sites

% of Patients With SUA <6 mg/dL Clinical Activity in Mid-Dose Cohorts 10 Unaudited data reported as of October 23, 2017 | Clinicaltrials.gov NCT02959918 70%* Pegsiticase + SVP-Rapamycin 0.1 mg/kg 0.2 or 0.4 mg/kg Pegsiticase Alone SEL-212 Cohorts 7 & 8** 0 5 0 1 0 0 D a y % P ts S UA <6 mg /dL 0 2 8 5 6 8 4 1 1 2 1 4 0 * Ph1b Day 30 @ 0.1 mg/kg SVP-Rapamycin + 0.4 mg/kg pegsiticase ** Patients who received a full first dose and completed treatment cycle 1 = Pegsiticase; = SVP-Rapamycin

0.2 or 0.4 mg/kg Pegsiticase Alone Pegsiticase alone Cohorts 1 & 2 % of Patients With SUA <6 mg/dL Comparison With Control Cohorts Indicates Immune Tolerance 11 Unaudited data reported as of October 23, 2017 | Clinicaltrials.gov NCT02959918 * Ph1b Day 30 @ 0.1 mg/kg SVP-Rapamycin + 0.4 mg/kg pegsiticase ** Patients who received a full first dose and completed treatment cycle 1 = Pegsiticase; = SVP-Rapamycin 70%* Pegsiticase + SVP-Rapamycin 0.1 mg/kg 0.2 or 0.4 mg/kg Pegsiticase Alone SEL-212 Cohorts 7 & 8** 0 5 0 1 0 0 D a y % P ts S UA <6 mg /dL 0 2 8 5 6 8 4 1 1 2 1 4 0 0 5 0 1 0 0 D a y % P ts S U A < 6 m g /d L 0 2 8

0 7 1 4 2 1 2 8 3 5 4 2 4 9 5 6 6 3 7 0 7 7 8 4 9 1 9 8 1 0 5 1 1 2 1 1 9 1 2 6 1 3 3 1 4 0 0 2 4 6 8 1 0 1 0 2 1 0 3 1 0 4 1 0 5 0 7 1 4 2 1 2 8 3 5 4 2 4 9 5 6 6 3 7 0 7 7 8 4 9 1 9 8 1 0 5 1 1 2 1 1 9 1 2 6 1 3 3 1 4 0 0 2 4 6 8 1 0 1 0 2 1 0 3 1 0 4 1 0 5 0 7 1 4 2 1 2 8 3 5 4 2 4 9 5 6 6 3 7 0 7 7 8 4 9 1 9 8 1 0 5 1 1 2 1 1 9 1 2 6 1 3 3 1 4 0 0 2 4 6 8 1 0 1 0 2 3 4 5 0 7 1 4 2 1 2 8 3 5 4 2 4 9 5 6 6 3 7 0 7 7 8 4 9 1 9 8 1 0 5 1 1 2 1 1 9 1 2 6 1 3 3 1 4 0 0 2 4 6 8 1 0 1 0 2 3 4 5 0 7 1 4 2 1 2 8 3 5 4 2 4 9 5 6 6 3 7 0 7 7 8 4 9 1 9 8 1 0 5 1 1 2 1 1 9 1 2 6 1 3 3 1 4 0 0 2 4 6 8 1 0 1 0 2 3 4 5 0 7 1 4 2 1 2 8 3 5 4 2 4 9 5 6 6 3 7 0 7 7 8 4 9 1 9 8 1 0 5 1 1 2 1 1 9 1 2 6 1 3 3 1 4 0 0 2 4 6 8 1 0 1 0 2 3 4 5 0 7 1 4 2 1 2 8 3 5 4 2 4 9 5 6 6 3 7 0 7 7 8 4 9 1 9 8 1 0 5 1 1 2 1 1 9 1 2 6 1 3 3 1 4 0 0 2 4 6 8 1 1 0 2 3 4 5 0 7 1 4 2 1 2 8 3 5 4 2 4 9 5 6 6 3 7 0 7 7 8 4 9 1 9 8 1 0 5 1 1 2 1 1 9 1 2 6 1 3 3 1 4 0 0 2 4 6 8 1 1 0 2 3 4 5 0 7 1 4 2 1 2 8 3 5 4 2 4 9 5 6 6 3 7 0 7 7 8 4 9 1 9 8 1 0 5 1 1 2 1 1 9 1 2 6 1 3 3 1 4 0 0 2 4 6 8 1 1 0 2 3 4 5 0 7 1 4 2 1 2 8 3 5 4 2 4 9 5 6 6 3 7 0 7 7 8 4 9 1 9 8 1 0 5 1 1 2 1 1 9 1 2 6 1 3 3 1 4 0 0 2 4 6 8 1 1 0 2 3 4 5 0 7 1 4 2 1 2 8 3 5 4 2 4 9 5 6 6 3 7 0 7 7 8 4 9 1 9 8 1 0 5 1 1 2 1 1 9 1 2 6 1 3 3 1 4 0 0 2 4 6 8 1 1 0 2 3 4 5 # ♦ * + #114-0004 111-0004 103-0018 104-1014 106-1039 105-0001 114-0007 104-0019 104-0024 104-0020 114-0009 S e ru m U ric A cid ( m g /d L ) A n ti-U ricas e A n ti b o d y T it e r Cohort 7 0.2 mg/kg Pegsiticase + 0.1 mg/kg SVP-Rapamycin 12* #♦ Patient Unaudited data reported as of October 23, 2017 | Clinicaltrials.gov NCT02959918 Pegsiticase AlonePegsiticase + SVP-Rapamycin Day 0.1 mg/kg 0.2 mg/kg Discontinuation due to infusion reaction Withdrawal of consent SAE; infusion reaction Stopping rules met+

0 7 1 4 2 1 2 8 3 5 4 2 4 9 5 6 6 3 7 0 7 7 8 4 9 1 9 8 1 0 5 1 1 2 1 1 9 1 2 6 1 3 3 1 4 0 0 2 4 6 8 1 0 1 0 2 1 0 3 1 0 4 1 0 5 0 7 1 4 2 1 2 8 3 5 4 2 4 9 5 6 6 3 7 0 7 7 8 4 9 1 9 8 1 0 5 1 1 2 1 1 9 1 2 6 1 3 3 1 4 0 0 2 4 6 8 1 0 1 0 2 1 0 3 1 0 4 1 0 5 0 7 1 4 2 1 2 8 3 5 4 2 4 9 5 6 6 3 7 0 7 7 8 4 9 1 9 8 1 0 5 1 1 2 1 1 9 1 2 6 1 3 3 1 4 0 0 2 4 6 8 1 0 1 0 2 3 4 5 0 7 1 4 2 1 2 8 3 5 4 2 4 9 5 6 6 3 7 0 7 7 8 4 9 1 9 8 1 0 5 1 1 2 1 1 9 1 2 6 1 3 3 1 4 0 0 2 4 6 8 1 0 1 0 2 3 4 5 0 7 1 4 2 1 2 8 3 5 4 2 4 9 5 6 6 3 7 0 7 7 8 4 9 1 9 8 1 0 5 1 1 2 1 1 9 1 2 6 1 3 3 1 4 0 0 2 4 6 8 1 0 1 0 2 3 4 5 0 7 1 4 2 1 2 8 3 5 4 2 4 9 5 6 6 3 7 0 7 7 8 4 9 1 9 8 1 0 5 1 1 2 1 1 9 1 2 6 1 3 3 1 4 0 0 2 4 6 8 1 0 1 0 2 3 4 5 0 7 1 4 2 1 2 8 3 5 4 2 4 9 5 6 6 3 7 0 7 7 8 4 9 1 9 8 1 0 5 1 1 2 1 1 9 1 2 6 1 3 3 1 4 0 0 2 4 6 8 1 0 1 0 2 3 4 5 0 7 1 4 2 1 2 8 3 5 4 2 4 9 5 6 6 3 7 0 7 7 8 4 9 1 9 8 1 0 5 1 1 2 1 1 9 1 2 6 1 3 3 1 4 0 0 2 4 6 8 1 1 0 2 3 4 5 0 7 1 4 2 1 2 8 3 5 4 2 4 9 5 6 6 3 7 0 7 7 8 4 9 1 9 8 1 0 5 1 1 2 1 1 9 1 2 6 1 3 3 1 4 0 0 2 4 6 8 1 1 0 2 3 4 5 0 7 1 4 2 1 2 8 3 5 4 2 4 9 5 6 6 3 7 0 7 7 8 4 9 1 9 8 1 0 5 1 1 2 1 1 9 1 2 6 1 3 3 1 4 0 0 2 4 6 8 1 1 0 2 3 4 5 0 7 1 4 2 1 2 8 3 5 4 2 4 9 5 6 6 3 7 0 7 7 8 4 9 1 9 8 1 0 5 1 1 2 1 1 9 1 2 6 1 3 3 1 4 0 0 2 4 6 8 1 1 0 2 3 4 5 0 7 1 4 2 1 2 8 3 5 4 2 4 9 5 6 6 3 7 0 7 7 8 4 9 1 9 8 1 0 5 1 1 2 1 1 9 1 2 6 1 3 3 1 4 0 0 2 4 6 8 1 1 0 2 3 4 5 13 104-0018 110-0015 103-0020 104-0017 106-0054 106-0045 107-0008 103-0019 111-0008 104-0023 106-0065 106-0064 * # # # # * ϴ ϴ Cohort 8 0.4 mg/kg Pegsiticase + 0.1 mg/kg SVP-Rapamycin Unaudited data reported as of October 23, 2017 | Clinicaltrials.gov NCT02959918 Patient S e ru m U ric A cid ( m g /d L ) A n ti-U ricas e A n ti b o d y T it e r 0.1 mg/kg 0.4 mg/kg Pegsiticase AlonePegsiticase + SVP-Rapamycin Day SAE; not study drug related SAE; infusion reaction Stopping rules metϴ * #

1 1 2 3 4 5 0 2 0 4 0 6 0 Low Frequency of Gout Flares Observed with SEL-212 Treatment 14 • Data indicate SEL-212 lowers flares initially and over time during treatment • Urate lowering therapies typically increase the incidence of flares at the beginning of therapy Unaudited data as of October 23, 2017 | Clinicaltrials.gov NCT02959918 % o f P at ie n ts w /Fl a re Pegsiticase Alone % of Patients Experiencing Flares by Month SEL-212 Month 50% 24% 16% 3% 11% 5%

SEL-212 Generally Well Tolerated at Clinically Active Doses 15 • SEL-212 has been generally well tolerated at clinically active doses following >200 administrations • SAEs reported in the Phase 2 trial: - Four were reported not to be or unlikely to be related to study drug: - Seven infusion reactions: - Four in cohorts receiving pegsiticase alone or pegsiticase in combination with the lowest dose of SVP- Rapamycin, as anticipated - Two due to protocol deviations related to dosing errors - One during a repeat dose of SEL-212 in a higher dose cohort - Each of these SAEs occurred prior to Selecta’s June data report - None occurred after treatment period 2 • All SAEs were successfully treated and resolved without further issues Unaudited data as of October 23, 2017 | Clinicaltrials.gov NCT02959918

SEL-212 Expected to Enter Phase 3 in 2018 16 • Focused on SEL-212 (pegsiticase administered with SVP-Rapamycin); designed to be the first non-immunogenic uricase treatment for chronic severe gout - Phase 2 dose/regimen-finding study: SEL-212 is clinically active and generally well tolerated at 0.08 and 0.1 mg/kg doses of SVP-Rapamycin - Cohorts receiving 0.125 and 0.15 mg/kg doses of SVP-Rapamycin ongoing; expect increased clinical activity and durability in line with Phase 1b; plan to report initial data in Q1 2018 - Additional patient cohorts to test combination therapy for the entire treatment period planned for Q1 2018 - Plan to enter Phase 3 in 2018, consistent with previous guidance

SEL-212 Program is Informing the Development of Other Product Candidates 17 Chronic Therapies+ Proprietary program Potential program Single Treatment Chronic Treatment Adult Patients with Chronic Conditions Cancer Patients Pediatric Patients with Life-Threatening Conditions Oncology (SEL-403) Treatment Cycle + Gene Therapy (SEL-302 & SEL-313)+ SEL-212 for Chronic Severe Gout + • SVP platform holds great potential • SEL-212 program informing other programs with data from >100 patients • Current clinical data demonstrate ADA prevention and support development of our near- term pipeline TBD

Spark Therapeutics License Agreement 18 • December 2016 agreement provides Spark Therapeutics with exclusive worldwide rights to Selecta's SVP technology for up to five gene therapy targets • Initial focus on combination of SVP with Spark’s Hemophilia A gene therapy • Among the largest gene therapy and SMID-cap to SMID-cap biotech deals announced to date • Subject to the terms of the license agreement, Spark agreed to pay to Selecta: - $30 million of initial cash payments and investments in Selecta equity; final $7.5 million received on Oct. 31, 2017 - Up to $430 million in milestone payments for each target - Mid-single to low-double-digit royalties on worldwide annual net sales of any resulting commercialized gene therapy

3Q17 Financial Overview 19 For the Quarter Ended (In thousands, except share and per share data) September 30, 2017 September 30, 2016 Grant & Collaboration Revenue $27 $1,048 Research & Development Expenses 9,504 6,021 General & Administrative Expenses 4,377 2,495 Net Loss Attributable to Common Stockholders $(14,676) $(7,728) Net Loss Per Basic & Diluted Share $(0.66) $(0.43) Wtd. Avg. Common Shares Outstanding – Basic & Diluted 22,082,207 18,108,014 As of (In thousands) September 30, 2017 June 30, 2017 Cash, Cash Equivalents, Marketable Securities, Restricted Cash $104,780 $113,045 Cash runway into mid-2019

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